Creating a Leading Multi-Platform Global Enterprise

September 12, 2011

Safe Harbor Statements

This presentation may contain certain statements about Colfax Corporation ("Colfax") and Charter International plc ("Charter") that are or may be "forward-looking statements"— that is, statements related to future, not past, events, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of Colfax and Charter (as the case may be) and are naturally subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. The forward-looking statements contained in this presentation may include statements about the expected effects on Charter and Colfax of an offer for the entire issued and to be issued share capital of Charter International plc (the "Offer"), the expected timing and scope of the Offer, strategic options and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by or that include the words "targets", "plans", "believes", "expects", "aims", "intends", "will", "may", "anticipates", "estimates", "projects", "seeks", "sees", "should," "would," "expect," "positioned," "strategy," or words or terms of similar substance or the negative thereof, are forward-looking statements. Forward-looking statements include statements relating to the following: (i) the satisfaction of the conditions to the Offer and other risks related to the Offer and actions related thereto; (ii) Colfax's ability to complete the acquisition of Charter as planned, and risks relating to any unforeseen liabilities of Charter; (iii) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; (iv) business and management strategies and the expansion and growth of Colfax's or Charter's operations and potential synergies resulting from the Offer; (v) the effects of government regulation on Colfax's or Charter's business, and (vi) Colfax's plans, objectives, expectations and intentions generally. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors", as well as Colfax's ability to complete the acquisition of Charter as planned, Colfax's ability to achieve expected synergies in connection with the acquisition and risks relating to any unforeseen liabilities of Charter .Due to such uncertainties and risks, investors are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. None of Colfax or Charter undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required .Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Colfax or any of its subsidiaries, the Charter group or the combined business following completion of the Offer, unless otherwise stated. Except for information relating to Charter, the directors of Colfax accept responsibility for the information contained in this presentation. To the best of the knowledge and believe of the directors of Colfax (who have taken all reasonable care to ensure that such is the case), the information contained in this presentation is in accordance with the facts and contains no omission likely to affect its import. The directors of Charter accept responsibility for the correctness and fairness of the reproduction in this presentation of information relating to Charter, which has been compiled from published sources.

CERTAIN CONSIDERATIONS UNDER THE SECURITIES ACT OF 1933

The securities of Colfax referred to in this document have not been registered under the Securities Act of 1933 (the "Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act.

The issuance of Colfax shares to Charter shareholders will not be registered under the Act, and will be issued pursuant to the exemption provided by Section 3(a)(10) under the Act. In the event that Colfax determines to conduct the acquisition pursuant to an offer other otherwise in a manner that is not exempt from the registration requirements of the Act, it will file a registration statement with the Securities and Exchange Commission ("SEC") that will contain a prospectus. In this event, investors are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC's website at www.sec.gov.

Colfax

CHARTER

Combination Rationale

Strong industrial logic; consistent with strategic vision

Accelerates Growth Strategy	• Adds strong brands to Colfax portfolio • Transforms Colfax into multi-platform enterprise
Enhances Business Profile	• Meaningful recurring revenue stream • Considerable exposure to emerging markets • Strong secular growth drivers • Balance between short and long cycle businesses
Provides Long-Term Value Creation Opportunities	• Colfax Business System opportunity • Significantly expands acquisition runway • Go-to-market leverage
Financially Compelling	• Significant earnings accretion* • Double-digit return on invested capital within three to five years*

* Note: This should not be taken as a statement regarding the Company's expectations for its earnings per share during the remainder of 2011, for 2012 or subsequent periods.

Key Transaction Terms

- **Total consideration: £1,528mm (approximately $2,426mm)[1]**
  - 910p per share consideration

- **Form of consideration: certainty of cash plus upside from value creation**
  - 730p in cash and 0.1241 shares Colfax stock per Charter share
  - "Mix & match" alternative available

- **Financing: designed to retain flexibility to continue existing and new initiatives without undue risk**
  - $2,100mm fully-underwritten credit facility (including $300mm undrawn revolver)
  - $805mm new equity from certain existing shareholders and BDT Capital Partners
  - $480mm[2] issuance of shares to Charter shareholders

- **Timeline: Expected to close Q1 2012**

1. Based on Colfax share price as at September 9, 2011
2. Assumes foreign exchange rate of US$1.5881/£

About Colfax

- Global leader in specialty fluid-handling solutions
- Diverse end markets with strong secular growth
- Global reach with leading brands
- Problem solvers for critical fluid-handling applications
- Balanced growth approach: acquisitions and organic
- Colfax Business System underpins performance
- Committed to becoming a multi-platform business

Selected product portfolio



2 & 3 Screw Pumps | Centrifugal Pumps | Progressive Cavity Pumps | Specialty Valves / Fluid Handling Systems | Precision Gear Pumps

End-markets (2010)



Defense 10%
General industrial 35%
Commercial marine 26%
Oil & gas 15%
Power gen 14%

Geography (2010)



South America 4%
RoW 7%
Europe 40%
Asia 22%
North America 27%

Delivering solutions for critical applications

Colfax

CHARTER

Colfax Strong Performance Track Record

FINANCIAL MOMENTUM


2006 – 2010
CAGR: 8.3%
Revenue ($mm)
$700
$600
$500
$400
$300
$200
$100
$0
$394
$506
$605
$525
$542
2006
2007
2008
2009
2010

STOCK PRICE PERFORMANCE


275
225
175
125
75
CFX
+107.8%
S&P 500
+11.7%
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11

Note: Source: Company Filings, Capital IQ

CHARTER

Our Model

Long-term growth driven by Colfax Business System (CBS) and world class team



RECRUIT TOP TALENT
DRIVE CBS
MAKE STRATEGIC ACQUISITIONS
INTEGRATE AND IMMERSE
PAST
PRESENT
FUTURE

Colfax

CHARTER

Our Vision

Multi-platform business linked to strong secular trends



PLATFORM 1
PLATFORM 2
PLATFORM 3
PLATFORM 4

Colfax

CHARTER

Accelerates Growth Strategy

Global footprint; balanced portfolio

Pro-Forma Revenues by Platform & Geography

1H 2011 LTM Pro-Forma = $3.5b



Fluid & Air Handling
Welding & Cutting



North America
21%
Europe
35%
Asia
19%
South America
14%
Rest of World
11%

Note: Assumes foreign exchange rate of US$1.5881/£

Note: Numbers may not add to 100% due to rounding

Source: Company filings

Enhances Business Profile

Attractive business mix; strong secular growth drivers

Meaningful recurring revenue stream


Foremarket
Aftermarket

Considerable exposure to emerging markets


Emerging Markets
Developed Markets

Balance between short and long cycle businesses


Long Cycle
Short Cycle

Colfax

CHARTER

Provides Value Creation Opportunities

Numerous opportunities to strengthen both businesses.

- **Colfax Business System opportunity**
  - Margin improvement
  - Working capital reduction

- **Expanded acquisition runway**
  - Geographic and product add-ons in Welding
  - Complementary products and technologies in Air Handling

- **Go-to-market leverage**
  - Cross-fertilize geographic strengths (China, Russia, India, Brazil, South Africa…)
  - Expand product basket

Creating a Leading Multi-Platform Global Enterprise

Appendix

Colfax Executive Team

Strong track records of significant shareholder value

Mitchell Rales *Chairman of the Board / Co-founder*	• Co-founder of Danaher, a $36bn diversified industrial company, and has served on the BoD since 1983 • Co-founder and member on the BoD of Colfax since 1995 and engineered the Company's IPO in 2008 • Helped create the Danaher Business System, on which the Colfax Business System is modelled, and has provided critical strategic guidance in the Company's growth
Clay Kiefaber *Chief Executive Officer*	• Member of the Board since 2008 and former Chairman of the Compensation Committee • Led the transformation to policy deployment, lean and Six Sigma at Merillat Industries and the Masco Cabinet Group • Group President of Masco responsible for Behr Paint, Kilz Primer, Milgard Windows and the UK Window Group (Griffin, Cambrian, Duraflex)
Scott Brannan *Chief Financial Officer*	• Served as a Director of Colfax from 2008 – 2010 before being named CFO in October 2010 • Previously served for 12 years at Danaher in a variety of roles including Chief Accounting Officer, Controller and VP of Administration
Daniel Pryor *SVP of Strategy and Business Development*	• Joined Colfax in December 2010 from Carlyle where he was a Partner and Managing Director focused on industrial leveraged buyouts • Previously, joined Danaher Corporation in 1994 and served in multiple senior positions including VP of Strategic Development where he led identification and initiation of corporate growth initiatives participating in acquisitions and technology investments representing over $1 billion of revenues
Lynne Puckett *General Counsel and Secretary*	• Joined Colfax in September 2010 from the law firm of Hogan Lovells where she was a Partner • Has represented Colfax on several acquisitions, including the recently announced acquisitions of the Baric Group • Previously worked for the U.S. Central Intelligence Agency, where she received the agency's Exceptional Performance Award in 1989
Steve Wittig *SVP of Colfax Business System & Supply Chain Strategy*	• Joined Colfax in August 2011; previously a VP of Lean Manufacturing and Six Sigma for the Masco Cabinet Group • Prior to that he held a number of operations positions with Lear Corporation, Preferred Technical Group, Sumitomo Electric and United Technologies

Colfax

CHARTER